THE PBHG FUNDS, INC.

                       SUPPLEMENT DATED DECEMBER 23, 1999
                   TO THE PROSPECTUS FOR THE PBHG CLASS SHARES
             DATED JULY 31, 1999 (AS SUPPLEMENTED NOVEMBER 16, 1999)


     This Supplement updates certain information contained in the Prospectus. You should retain the Prospectus and all Supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-433-0051.

     Effective January 1, 2000, Erin Piner will manage the PBHG Emerging Growth Fund. Ms. Piner joined Pilgrim Baxter in 1995 and has managed the PBHG Limited Fund since October, 1998. Ms. Piner's prior business experience is discussed on page 63 of the Prospectus.